SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                           Utilities HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-36490
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)


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Item 5.           Other Events

                  On July 16, 2003, Mirant Corporation was delisted from trading on the New York Stock Exchange. As set forth in the prospectus, because Mirant Corprortaion was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of Mirant Corporation included in Utilities HOLDRS were distributed at a rate of 0.11530806 shares of Mirant Corporation per Utilities HOLDR on July 30, 2003, to shareholders of record on July 28, 2003. As a result, Mirant Corporation is no longer included in Utilities HOLDRS.


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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c)      Exhibits

                      99.1 Utilities HOLDRS Prospectus Supplement dated July 14, 2003 updating the Prospectus dated January 29, 2002.

                      99.2 Utilities HOLDRS Trust Prospectus Supplement dated July 31, 2003 to Prospectus dated July 14, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  August 13, 2003                          By:  /s/ MITCHELL M. COX
                                                   -----------------------------
                                                Name:    Mitchell M. Cox
                                                Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
----------------------------------

(99.1) Utilities HOLDRS Prospectus Supplement dated July 14, 2003 updating the Prospectus dated January 29, 2002.

(99.2) Utilities HOLDRS Trust Prospectus Supplement dated July 31, 2003 to Prospectus dated July 14, 2003.


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